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[LETTERHEAD]


                             September 22, 1997





VIA FACSIMILE AND HAND DELIVERY

Mr. John Solberg
Vice President - Real Estate
OPUS NORTHWEST LLC
200 - 112th Avenue N.E.
Suite 205
Bellevue, WA 98004

Re:     Bend - High Desert Village

Dear John:

As you know our respective companies have been unable to agree on the terms of an extension amendment to the Real Estate Purchase and Sale Agreement dated June 24, 1997 between us and our 90 day Contingency Period in Section 4.5 expires today.

We decline to satisfy or waive the contingencies in Sections 4.3 and 4.4 and the Agreement is therefore terminated without further action.

As provided in the Agreement, the Deposit, with interest, is to be refunded to us. We are, by copy of this letter, so notifying First American Title Insurance Company of Oregon and ask for your cooperation in getting a speedy return of our money.

We regret not being able to pursue this project further and wish you well in your own endeavors.

                                        Sincerely,

                                        EAGLE HARDWARE & GARDEN, INC.


                                        By:  /s/ Richard T. Takata
                                             ---------------------------
                                        Its: President and C.E.O.
                                             ---------------------------

PWG:dw

Copy to:  Opus U.S. Corporation              William N. Moloney
          Attn:  Legal Department            Attorney for Eagle
          800 Opus Center                    5711 N.E. Tolo Road
          9900 Bren Road East                Bainbridge Island, WA  98110
          Minnetonka, MN  55343
                                             First American Title Insurance
          Tousley Brain PLLC                 Company of Oregon
          Attn:  Russell F. Tousley, P.S.    Regional Commercial Division
          56th Floor, Key Tower              200 S.W. Market Street, Suite 1776
          700 Fifth Avenue                   Portland, OR  97201-5786
          Seattle, WA  98104-5056            Escrow #:   97160552


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RECEIVED EAGLE HARDWARE & GARDEN, INC. LETTER DATED SEPTEMBER 22, 1997
RE:  BEND - HIGH DESERT VILLAGE




BY:  /s/ John Solberg
   ---------------------------

DATED:    9/22/97                       TIME:  11:35 A.M.
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